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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 15, 2008

                             SunCom Wireless, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware               333-57715                23-2930873
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     (State or other      (Commission File Number)     (I.R.S. Employer
      jurisdiction of                                  Identification No.)
      incorporation)

                               1100 Cassatt Road
                           Berwyn, Pennsylvania 19312
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          (Address of principal executive offices, including zip code)


                                 (610) 651-5900
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              (Registrant's telephone number, including area code)


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             (Former name or address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01. Entry into a Material Definitive Agreement

On February 14, 2008, we successfully completed a consent solicitation related to our outstanding 8 1/2% senior notes due 2013 (the "Notes"). We were soliciting consents to amend certain provisions of the indenture governing the Notes. The consent solicitation expired at 5:00 pm New York City time on February 14, 2008, and at that time we had received consents to the proposed amendments from a majority in principal amount of Notes (other than Notes disregarded in accordance with the terms of the indenture governing the Notes). A copy of the press release announcing completion of the consent solicitation is attached to this report as Exhibit 99.1.

On February 15, 2008, we and the indenture trustee signed a supplemental indenture giving effect to the amendments. The amendments to the indenture governing the Notes will eliminate substantially all the existing requirements for us to provide periodic reports and financial statements. The amendments also will limit our compliance certificate obligations to the requirements set forth in the Trust Indenture Act. However, under the terms of the supplemental indenture, the amendments will not be operative until the merger between SunCom Wireless Holdings, Inc., our parent company, and a wholly-owned subsidiary of T-Mobile USA, Inc. is closed and the consent payment is made to eligible Note holders.

Item 9.01. Financial Statements and Exhibits.

        (a) Not applicable.

        (b) Not applicable.

        (c) Not applicable.

        (d) Exhibits:

         4.1 Indenture, dated as of June 13, 2003, among Triton PCS, Inc., the Guarantors thereto and The Bank of New York, as trustee (incorporated by reference to Exhibit 4.1 to the Form 8-K/A of Triton PCS Holdings, Inc. filed June 16, 2003).
         4.2 Supplemental Indenture, dated as of November 18, 2004, by and among Triton PCS, Inc., Affiliate License Co., L.L.C. and The Bank of New York, to the Indenture, dated as of June 13, 2003, among Triton PCS, Inc., the Guarantors thereto and The Bank of New York, as trustee (incorporated by reference to Exhibit 4.9 to the Form 10-K of Triton PCS Holdings, Inc.
                  for the year ended December 31, 2004).
         4.3 Supplemental Indenture dated as of January 27, 2005, by and among Triton PCS, Inc., AWS Network Newco, LLC SunCom Wireless International, LLC, SunCom Wireless Puerto Rico Operating Company, LLC, Triton Network Newco, LLC and The Bank of New York, to the Indenture, dated as of June 13, 2003, among Triton PCS, Inc., the Guarantors thereto and The Bank of New York, as trustee (incorporated by reference to Exhibit 4.10 to the Form 10-K of Triton PCS Holdings, Inc. for the year ended December 31, 2004).
         4.4 Supplemental Indenture dated as of February 15, 2008 by and among SunCom Wireless, Inc. and The Bank of New York, to the Indenture, dated as of June 13, 2003, among SunCom Wireless, Inc., the Guarantors thereto and The Bank of New York, as trustee (incorporated by reference to Exhibit 4.4 to the Form 8-K of SunCom Wireless Holdings, Inc. filed February 15,
                  2008).
         99.1 Press release dated February 15, 2008 (incorporated by reference to Exhibit 99.1 to the Form 8-K of SunCom Wireless Holdings, Inc. filed February 15, 2008).




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                                    SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          SUNCOM WIRELESS, INC.

Dated: February 15, 2008                  By:  /s/ Eric Haskell
                                              ------------------------------
                                              Eric Haskell
                                              Executive Vice President and
                                              Chief Financial Officer